THE MASTERS' SELECT EQUITY FUND

                        SUPPLEMENT DATED OCTOBER 21, 1998
                      TO PROSPECTUS DATED NOVEMBER 15, 1997
                        AS SUPPLEMENTED ON AUGUST 7, 1998

NOTICE TO EXISTING AND PROSPECTIVE SHAREHOLDERS:

EFFECTIVE OCTOBER 21, 1998 THE ADVISOR TO MASTERS' SELECT EQUITY FUND REPLACED ONE OF THE SUB-ADVISORS TO THE FUND. ALL REFERENCES IN THE FUND'S PROSPECTUS DATED NOVEMBER 15, 1997 TO MR. JEAN-MARIE EVEILLARD, SOCIETE GENERALE ASSET MANAGEMENT CORPORATION AND THE SOGEN FUNDS ARE HEREBY DELETED.

    THE FOLLOWING INFORMATION SHOULD BE INSERTED ON PAGE 4 OF THE PROSPECTUS:

THE ADVISOR HAS CONTRACTED WITH INVESTMENT MANAGERS TO MANAGE THE DAY-TO-DAY STOCK PICKING FOR BOTH FUNDS. THE INDIVIDUAL PORTFOLIO MANAGERS ARE AS FOLLOWS:

   MASTERS' SELECT EQUITY                                     MASTERS' SELECT INTERNATIONAL
   ----------------------                                     -----------------------------
   SHELBY DAVIS:  CEO and Chief Investment Officer            BRUCE BEE:  President and Chief Investment Officer
   of Davis Selected Advisers, L.P., the advisor to           of Bee & Associates.
   Davis New York Venture Fund.

   FOSTER FRIESS (AND TEAM):  President of Friess             HELEN YOUNG HAYES:  Vice President of Janus
   Associates and also lead portfolio manager of the          Capital Corporation and portfolio manager of the
   Brandywine Fund.                                           Janus Overseas and Janus Worldwide Funds.

   MASON HAWKINS:  Chief Executive Officer of                 DAVID HERRO:  Director of International Equities
   Southeastern Asset Management, Inc., and co-               and a partner at Harris Associates, L.P., and also
   manager of the Longleaf Partners Fund.                     lead portfolio manager for Oakmark International
                                                              and Oakmark International Small Cap Funds.

   ROBERT SANBORN:  Executive Vice President of               DAN JAWORSKI:  Founder and Chief Investment
   Harris Associates, L.P.and portfolio manager of the        Officer of BPI Global Asset Management, LLP.
   Oakmark Fund.                                              Formerly the portfolio manager for the STI Classic
                                                              International Equity Fund.

   SPIROS "SIG" SEGALAS:  President and Chief                 MARK YOCKEY:  Partner at Artisan Partners, LP and
   Investment Officer of Jennison Associates Capital          the portfolio manager of the Artisan International
   Corporation and portfolio manager of Harbor                Fund.
   Capital Appreciation Fund.

   DICK WEISS: Member of the Executive Committee at Strong Capital Management, Inc. and co-manager of the Strong Common Stock Fund.

    THE FOLLOWING INFORMATION SHOULD BE INSERTED ON PAGE 7 OF THE PROSPECTUS:

                 MASTERS' SELECT EQUITY FUND PORTFOLIO MANAGERS

ROBERT SANBORN
HARRIS ASSOCIATES, L.P.

Robert Sanborn is the portfolio manager for the segment of the Fund's assets run by Harris Associates, L.P. (Harris Associates), 2 North LaSalle Street, Chicago, IL 60602. Sanborn has been in the investment business since 1983 and has been employed by Harris Associates since 1988, where he is a portfolio manager. Sanborn has been the portfolio manager of the OAKMARK FUND since its inception in 1991. Overall, Sanborn is responsible for management of more than $7 billion at Harris, which manages approximately $16 billion as a firm.

Approximately 20% of the Fund's assets are managed by Robert Sanborn. He employs a disciplined, value-oriented approach to investing that he combines with a long-term outlook and a bias for concentration in his portfolios. Sanborn seeks to identify and buy the stocks of companies that are out of favor or have been overlooked by the marketplace, generally seeking a price that is 60% or less of his estimate of private market value of the company. Under normal circumstances, he holds those stocks until the stock price converges with at least 90% of his estimate of the private market value of the company. To determine private market value, Sanborn and the Harris team of analysts study a company's ability to generate free cash flow. Sanborn ignores short-term market movements, and employs a three to five-year time horizon when evaluating the prospects of a business. He believes it is critical to own companies in which the interests of management are aligned with those of the shareholders, and also considers franchise value and barriers to market entry when evaluating the long-term outlook of a company. The majority of the companies Sanborn will hold in the Fund are mid- and large- sized, although he will have the flexibility to hold smaller companies and foreign securities if he finds them to be of compelling value.

   THE FOLLOWING INFORMATION SHOULD BE INSERTED ON PAGE 10 OF THE PROSPECTUS:

                 MASTERS' SELECT EQUITY FUND MANAGEMENT SUMMARY

PORTFOLIO MANAGER   INITIAL ALLOCATION   INVESTMENT                 SIZE OF                STOCK PICKING
                    OF FUND PORTFOLIO    EXPERIENCE/RELEVANT        COMPANIES              STYLE
                                         FUND EXPERIENCE
-----------------   ------------------   ----------------------     ----------------       --------------------

Shelby Davis        20%                  Over 30 years/Davis        Mostly large-cap       Growth at a
                                         New York Venture Fund                             reasonable price
                                         since 1969

Foster Friess and   10%                  Over 25 years/Brandywine   Small- and             High earnings growth
team                                     Fund since 1986            mid-cap

Mason Hawkins       20%                  Over 20 years/Longleaf     No market-cap          Value and global.
                                         Partners Fund since 1987   restrictions           At least 50% invested
                                                                                           in the U.S.

Robert Sanborn      20%                  15 years/Oakmark           All sizes but mostly   Value
                                         Fund since 1991            mid- and large-cap

Spiros "Sig"        20%                  Over 30 years/Harbor       Mostly large-cap       High earnings
Segalas                                  Captial Appreciation                              growth
                                         Fund since 1990

Dick Weiss          10%                  Over 20 years/Strong       Small- and             Growth at a
                                         Common Stock Fund          mid- cap               reasonable price
                                         since 1991

   THE FOLLOWING INFORMATION SHOULD BE INSERTED ON PAGE 19 OF THE PROSPECTUS:

                              BREAKDOWN OF EXPENSES

The Masters' Select Equity Fund pays an investment advisory fee to the Advisor each month, at the annual rate of 1.10% of the Fund's average daily net assets. The Advisor pays fees to the investment managers of the Equity Fund at the approximate aggregate annual rate of 0.66%. Effective October 21, 1998, the Advisor will voluntarily waive a portion of the advisory fee equal to approximately 0.02% of the Fund's average daily net assets for as long as the existing group of investment managers are employed to sub-advise the Fund.

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